PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [1,4,5]	Thomas H. Lenagh [2,3]
Phyllis O. Bonanno [1,4,5]	Kathleen T. McGahran [2,4]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	Craig R. Smith [2,4]
Roger W. Gale [1,3,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Joseph M. Truta	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
Nancy J.F. Prue	Vice President
Robert E. Sullivan	Vice President — Research
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/07)	$40.34
Net Asset Value (9/30/07)	$45.30
Discount:	10.9%

New York Stock Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

Distributions in 2007

From Investment Income	$0.29
From Net Realized Gains	0.10

Total	$0.39

2007 Dividend Payment Dates

March 1, 2007

June 1, 2007

September 1, 2007

December 27, 2007*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of the Petroleum & Resources Corporation (the Corporation) for the nine months ended September 30, 2007. In addition, there are a schedule of investments and other financial information.

Net assets of the Corporation at September 30, 2007 were $45.30 per share on 21,727,480 shares outstanding, compared with $36.61 per share at December 31, 2006 on 22,180,867 shares outstanding. On March 1, 2007, a distribution of $0.13 per share was paid, consisting of $0.07 from 2006 long-term capital gain, $0.03 from 2006 short-term capital gain and $0.03 from 2006 investment income, all taxable in 2007. A 2007 investment income dividend of $0.13 per share was paid on June 1, 2007 and September 1, 2007.

Net investment income for the nine months ended September 30, 2007 amounted to $7,119,918, compared with $7,913,401 for the same nine month period in 2006. These earnings are equal to $0.33 and $0.37 per share.

Net capital gain realized on investments for the nine months ended September 30, 2007 amounted to $70,262,829, or $3.23 per share.

For the nine months ended September 30, 2007, the total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was 25.1%. The total return on the market value of the Corporation’s shares for the period was 21.9%. These compare to a 27.8% gain for the Dow Jones Oil and Gas Index and a 9.1% total return for the Standard & Poor’s 500 Composite Stock Index over the same time period.

For the twelve months ended September 30, 2007, the Corporation’s total return on net asset value was 35.8% and on market value was 37.4%, as the discount narrowed during the period. Comparable figures for the Dow Jones Oil & Gas Index and the S&P 500 were 41.6% and 16.4%, respectively.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, and other useful content. Further information regarding stockholder services is located on page 15 of this report.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

October 12, 2007

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities (cost $343,591,848)	$925,434,248
Short-term investments (cost $60,224,701)	60,224,701
Securities lending collateral (cost $62,045,317)	62,045,317	$1,047,704,266
Cash		273,719
Receivables:
Investment securities sold		1,157,978
Dividends and interest		620,219
Prepaid expenses and other assets		552,453
Total Assets		1,050,308,635
Liabilities
Open written option contracts at value (proceeds $91,982)		81,850
Obligations to return securities lending collateral		62,045,317
Accrued expenses		3,953,900
Total Liabilities		66,081,067
Net Assets		$984,227,568
Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 21,727,480 shares (includes 24,724 restricted shares, 3,200 restricted stock units, and 1,868 deferred stock units) (Note 6)		$21,727
Additional capital surplus		333,345,908
Accumulated other comprehensive income (Note 5)		(1,935,240)
Undistributed net investment income		777,273
Undistributed net realized gain on investments		70,165,368
Unrealized appreciation on investments		581,852,532
Net Assets Applicable to Common Stock		$984,227,568
Net Asset Value Per Share of Common Stock		$45.30

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2007

(unaudited)

Investment Income
Income:
Dividends	$8,756,715
Interest and other income	2,167,663
Total income	10,924,378
Expenses:
Investment research	1,722,360
Administration and operations	976,369
Directors’ fees	266,088
Reports and stockholder communications	207,727
Transfer agent, registrar and custodian expenses	127,424
Auditing and accounting services	69,802
Legal services	56,829
Occupancy and other office expenses	186,951
Travel, telephone and postage	60,733
Other	130,177
Total expenses	3,804,460
Net Investment Income	7,119,918
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	70,262,829
Change in unrealized appreciation on investments	119,454,513
Net Gain on Investments	189,717,342
Change in Net Assets Resulting from Operations	$196,837,260

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Nine Months Ended September 30, 2007	Year Ended December 31, 2006
	(unaudited)
From Operations:
Net investment income	$7,119,918	$9,844,108
Net realized gain on investments	70,262,829	69,700,053
Change in unrealized appreciation on investments	119,454,513	33,586,674
Change in accumulated other comprehensive income (Note 5)	31,735	(1,966,975)
Increase in net assets resulting from operations	196,868,995	111,163,860
Distributions to Stockholders from:
Net investment income	(6,342,645)	(9,928,393)
Net realized gain from investment transactions	(2,217,601)	(69,654,826)
Decrease in net assets from distributions	(8,560,246)	(79,583,219)
From Capital Share Transactions:
Value of shares issued in payment of distributions	8,147	46,212,047
Cost of shares purchased (Note 4)	(16,498,481)	(28,033,719)
Deferred compensation (Notes 4,6)	361,914	374,618
Change in net assets from capital share transactions	(16,128,420)	18,552,946
Total Increase in Net Assets	172,180,329	50,133,587

Net Assets:
Beginning of period	812,047,239	761,913,652
End of period (including undistributed net investment income of $777,273 and $0, respectively)	$984,227,568	$812,047,239

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at September 30, 2007 was $465,832,043 and net unrealized appreciation aggregated $581,872,223, of which the related gross unrealized appreciation and depreciation were $583,698,982 and $1,826,759, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2007 were $49,571,658 and $99,447,818, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of September 30, 2007 can be found on page 12.

Transactions in written covered call and collateralized put options during the nine months ended September 30, 2007 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2006	1,125	$242,584	750	$85,950
Options written	3,340	411,752	3,455	372,240
Options terminated in closing purchase transactions	(600)	(136,316)	(100)	(14,345)
Options expired	(1,925)	(267,838)	(3,200)	(360,599)
Options exercised	(1,600)	(218,679)	(225)	(22,767)
Options outstanding, September 30, 2007	340	$31,503	680	$60,479

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2006, the Corporation issued 1,369,675 shares of its Common Stock at a price of $33.73 per share (the average market price on December 11, 2006) to stockholders of record on November 21, 2006 who elected to take stock in payment of the distribution from 2006 capital gain and investment income. In addition, 376 shares were issued at a weighted average price of $33.76 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2007, the Corporation has issued 236 shares of its Common Stock at a weighted average price of $34.55 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in Common Stock for 2007 and 2006 were as follows:

	Shares		Amount
	Nine months ended September 30, 2007	Year ended December 31, 2006	Nine months ended September 30, 2007	Year ended December 31, 2006
Shares issued in payment of dividends	236	1,370,051	$8,147	$46,212,047
Shares purchased (at a weighted average discount from net asset value of 9.8% and 10.1%, respectively)	(469,015)	(827,959)	(16,498,481)	(28,033,719)
Net activity under the Equity-Based Compensation Plans	15,392	17,703	361,914	374,618
Net change	(453,387)	559,795	$(16,128,420)	$18,552,946

5.    RETIREMENT PLANS

The Corporation’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the nine months ended September 30, 2007, the Corporation contributed $23,406 to the plans and expects to contribute an additional $307,802 to the plans during the remainder of 2007.

The following table aggregates the components of the plans’ net periodic pension cost.

	Nine months ended September 30, 2007	Year ended December 31, 2006
Service Cost	$261,264	$334,876
Interest Cost	281,020	327,991
Expected return on plan assets	(276,564)	(343,422)
Amortization of prior service cost	28,288	37,717
Amortization of net loss	169,624	225,362
Deferred asset gain	—	31,224
Net periodic pension cost	$463,632	$613,748

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the nine months ended September 30, 2007, the Corporation expensed contributions of $79,026. The Corporation does not provide postretirement medical benefits.

6.    EQUITY-BASED COMPENSATION

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of September 30, 2007, and changes during the nine month period then ended is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2006	83,914	$16.19	4.46
Exercised	(23,500)	15.81	—
Outstanding at September 30, 2007	60,414	$15.41	3.75
Exercisable at September 30, 2007	21,724	$14.85	2.42

The options outstanding as of September 30, 2007 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$9.00-$11.99	3,975	$9.61	1.25
$12.00-$14.99	22,774	12.94	3.44
$15.00-$17.99	18,191	16.70	5.11
$18.00-$21.99	15,474	19.00	3.25
Outstanding at September 30, 2007	60,414	$15.41	3.75

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the nine months ended September 30, 2007 was $516,577.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of awards earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at September 30, 2007 is 830,890 shares.

The Corporation pays dividends and dividend equivalents on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on restricted awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Corporations’s awards granted under the 2005 Plan as of September 30, 2007, and changes during the nine month period then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2006	21,398	$33.16
Granted:
Restricted stock	10,983	31.34
Restricted stock units	3,200	34.70
Deferred stock units	579	34.82
Vested	(5,542)	31.78
Forfeited	(826)	34.32
Balance at September 30, 2007 (includes 23,182 performance-based awards and 6,610 nonperformance-based awards)	29,792	$32.91

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended September 30, 2007 were $204,618. The total compensation costs for restricted stock units granted to non-employee directors for the period ended September 30, 2007 were $89,088. As of September 30, 2007, there were total unrecognized compensation costs of $520,756, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.64 years.

7.    OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the nine months ended September 30, 2007 to officers and directors amounted to $1,905,113, of which $233,741 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At September 30, 2007, the Corporation had securities on loan of $60,681,454 and held collateral of $62,045,317, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

FINANCIAL HIGHLIGHTS

	Nine Months Ended
	(unaudited)
	September 30, 2007		September 30, 2006		Year Ended December 31
					2006	2005	2004	2003	2002

Per Share Operating Performance

Net asset value, beginning of period	$36.61		$35.24		$35.24	$28.16	$24.06	$20.98	$24.90

Net investment income	0.33		0.37		0.47	0.53*	0.41	0.38	0.42

Net realized gains and increase (decrease) in unrealized appreciation	8.67		1.81		4.91	8.29	5.05	3.89	(3.20)

Change in accumulated other comprehensive income (note 5)	—		—		(0.09)	—	—	—	—

Total from investment operations	9.00		2.18		5.29	8.82	5.46	4.27	(2.78)

Less distributions

Dividends from net investment income	(0.29)		(0.29)		(0.47)	(0.56)	(0.44)	(0.38)	(0.43)

Distributions from net realized gains	(0.10)		(0.10)		(3.33)	(1.22)	(0.88)	(0.81)	(0.68)

Total distributions	(0.39)		(0.39)		(3.80)	(1.78)	(1.32)	(1.19)	(1.11)

Capital share repurchases	0.08		0.09		0.15	0.10	0.01	0.02	0.01

Reinvestment of distributions	—		—		(0.27)	(0.06)	(0.05)	(0.02)	(0.04)

Total capital share transactions	0.08		0.09		(0.12)	0.04	(0.04)	0.00	(0.03)

Net asset value, end of period	$45.30		$37.12		$36.61	$35.24	$28.16	$24.06	$20.98

Per share market price, end of period	$40.34		$32.68		$33.46	$32.34	$25.78	$23.74	$19.18

Total Investment Return

Based on market price	21.9%		2.2%		15.3%	32.3%	14.4%	30.8%	(13.7)%

Based on net asset value	25.1%		6.6%		15.7%	32.0%	23.3%	21.2%	(11.1)%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$984,228		$783,638		$812,047	$761,914	$618,887	$522,941	$451,275

Ratio of expenses to average net assets	0.57%	†	0.50%	†	0.60%	0.59%	0.56%	0.74%	0.49%

Ratio of net investment income to average net assets	1.07%	†	1.31%	†	1.22%	1.61%	1.58%	1.75%	1.84%

Portfolio turnover	7.91%	†	11.82%	†	9.95%	10.15%	13.44%	10.20%	9.69%

Number of shares outstanding at end of period (in 000’s)	21,727		21,113		22,181	21,621	21,980	21,737	21,510

*	In 2005 the Corporation received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.’s reorganization.
† Ratios	presented on an annualized basis.

SCHEDULE OF INVESTMENTS

September 30, 2007

(unaudited)

	Shares	Value (A)
Stocks And Convertible Securities — 94.0%

Energy — 87.9%
Integrated — 36.9%
Chevron Corp.	715,000	$66,909,700
ConocoPhillips	556,891	48,878,323
Exxon Mobil Corp.	1,245,000	115,237,200
Hess Corp. (B)	195,000	12,973,350
Marathon Oil Co.	240,000	13,684,800
Murphy Oil Corp.	216,500	15,131,185
Royal Dutch Shell plc ADR	265,000	21,777,700
Suncor Energy	90,000	8,532,900
Total S.A. ADR	390,000	31,601,700
Valero Energy Corp.	425,000	28,551,500

		363,278,358

Exploration & Production — 14.4%
Apache Corp.	158,200	14,247,492
Devon Energy Corp.	330,000	27,456,000
EOG Resources, Inc. (B)	230,000	16,635,900
Forest Oil Corp (C)	37,000	1,592,480
Newfield Exploration Co. (C)	175,000	8,428,000
Noble Energy, Inc.	340,000	23,813,600
Occidental Petroleum Corp.	400,000	25,632,000
XTO Energy Inc.	390,000	24,117,600

		141,923,072

Services — 23.4%
Baker Hughes, Inc.	205,000	18,525,850
BJ Services Co.	240,000	6,372,000
Bronco Drilling Co., Inc. (B) (C)	240,000	3,552,000
ENSCO International, Inc.	209,150	11,733,315
GlobalSantaFe Corp.	290,000	22,045,800
Grant Prideco Inc. (C)	308,000	16,792,160
Hercules Offshore, Inc. (B) (C)	542,320	14,159,975
Nabors Industries Ltd. (C)	520,000	16,000,400
Noble Corp.	600,000	29,430,000
Schlumberger Ltd. (B)	560,000	58,800,000
Weatherford International, Ltd. (C)	493,560	33,157,361

		230,568,861

	Shares	Value (A)

Utilities — 13.2%
AGL Resources Inc.	170,000	$6,735,400
Duke Energy Corp.	217,624	4,067,392
Energen Corp.	400,000	22,848,000
Equitable Resources Inc.	450,000	23,341,500
MDU Resources Group, Inc.	375,000	10,440,000
National Fuel Gas Co. (B)	200,000	9,362,000
New Jersey Resources Corp.	200,000	9,918,000
Northeast Utilities	100,000	2,857,000
Questar Corp.	320,000	16,809,600
SEMCO Energy, Inc. (C)	670,300	5,288,667
Spectra Energy Corp.	108,812	2,663,718
Williams Companies, Inc.	450,000	15,327,000

		129,658,277

Basic Industries — 6.1%
Basic Materials & Other — 6.1%
Air Products and Chemicals, Inc.	115,000	11,242,400
Aqua America, Inc. (B)	281,000	6,373,080
du Pont (E.I.) de Nemours and Co.	157,500	7,805,700
General Electric Co.	370,000	15,318,000
Lubrizol Corp.	125,000	8,132,500
Rohm & Haas Co.	200,000	11,134,000

		60,005,680

Total Stocks And Convertible Securities (Cost $343,591,848) (D)		$925,434,248

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2007

(unaudited)

	Prin. Amt.	Value (A)
Short-Term Investments — 6.1%

U.S. Government Obligations — 1.5%
U.S. Treasury Bills, 4.29-4.65%, due 11/15/07	$15,000,000	$14,914,163

Time Deposit — 0.0%
Citibank, N.A., 4.37%, due 10/1/07	294,132	294,132

Commercial Paper — 4.6%
American Express Credit Corp., 4.70-5.21%, due 10/9/07-11/1/07	7,000,000	6,980,775
American General Finance, Inc., 4.78-5.15%, due 10/4/07-10/18/07	6,400,000	6,391,403
Chevron Funding Corp., 4.95%, due 10/16/07	4,800,000	4,790,100
Coca-Cola Enterprises Inc., 4.85%, due 10/22/07	3,600,000	3,589,815
General Electric Capital Corp., 4.98%, due 10/4/07	2,000,000	1,999,170
General Electric Capital Services Corp., 4.72%, due 10/23/07	5,000,000	4,985,578
LaSalle Bank Corp., 5.00%, due 10/11/07	1,500,000	1,497,917

	Prin. Amt.	Value (A)

Prudential Funding, LLC, 5.23%, due 10/2/07	$5,500,000	$5,499,201
Toyota Motor Credit Corp., 5.14-5.21%, due 10/9/07-10/11/07	7,000,000	6,990,599
United Parcel Service of America, Inc., 4.40%, due 10/30/07	2,300,000	2,291,848

		45,016,406

Total Short-Term Investments (Cost $60,224,701)		60,224,701

Total Securities Lending Collateral — 6.3% (Cost $62,045,317)
Brown Brothers Investment Trust, 5.24%, due 10/1/07		62,045,317

Total Investments — 106.4% (Cost $465,861,866)		1,047,704,266
Cash, receivables, prepaid expenses and other assets, less liabilities — (6.4)%		(63,476,698)

Net Assets — 100%		$984,227,568

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)	Some of the shares of this company are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	The aggregate market value of stocks held in escrow at September 30, 2007 covering open call option contracts written was $1,925,180. In addition, the aggregate market value of securities segregated by the Corporation’s custodian required to collateralize open put option contracts written was $3,895,000.

PORTFOLIO SUMMARY

September 30, 2007

(unaudited)

TEN LARGEST PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$115,237,200	11.7%
Chevron Corp.	66,909,700	6.8
Schlumberger Ltd.	58,800,000	6.0
ConocoPhillips	48,878,323	5.0
Weatherford International, Ltd.	33,157,361	3.3
Total S.A. ADR	31,601,700	3.2
Noble Corp.	29,430,000	3.0
Valero Energy Corp.	28,551,500	2.9
Devon Energy Corp.	27,456,000	2.8
Occidental Petroleum Corp.	25,632,000	2.6

Total	$465,653,784	47.3%

SECTOR WEIGHTINGS

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

September 30, 2007

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Appreciation/ (Depreciation)

COVERED CALLS
240	Marathon Oil Co.	$62.50	Oct	07	$5,640
100	Rohm & Haas Co.	55	Oct	07	(4,037)

340					1,603

COLLATERALIZED PUTS

150	GlobalSantaFe Corp.	60	Oct	07	12,300
100	Lubrizol Corp.	55	Dec	07	4,700
100	Lubrizol Corp.	60	Dec	07	(5,800)
180	Noble Corp.	40	Dec	07	1,529
150	Total S.A. ADR	75	Nov	07	(4,200)

680					8,529

					$10,132

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2007

(unaudited)

	Shares
	Additions		Reductions		Held September 30, 2007
Chevron Corp.	65,000				715,000
Hercules Offshore, Inc.	292,320	(1)			542,320
Lubrizol Corp.	125,000				125,000
Noble Corp.	400,000	(2)			600,000
Northeast Utilities	100,000				100,000
Total S.A. ADR	170,000				390,000
EOG Resources, Inc.			80,000		230,000
Florida Rock Industries Inc.			105,000		—
General Electric Co.			84,800		370,000
Noble Energy, Inc.			90,000		340,000
Questar Corp.			40,000		320,000
Suncor Energy			10,000		90,000
TODCO			200,000	(1)	—

(1)	Received 1.4616 shares of Hercules Offshore, Inc. for each share of TODCO surrendered.
(2)	Received 300,000 shares by stock split.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*	Distributions From Net Realized Gains Per Share*	Total Dividends and Distributions Per Share*	Annual Rate of Distribution**
1997	$556,452,549	20,134,181	$27.64	$24.33	$.51	$1.04	$1.55	6.37%
1998	474,821,118	20,762,063	22.87	20.42	.52	1.01	1.53	6.48
1999	565,075,001	21,471,270	26.32	21.50	.48	1.07	1.55	7.00
2000	688,172,867	21,053,644	32.69	27.31	.39	1.35	1.74	6.99
2001	526,491,798	21,147,563	24.90	23.46	.43	1.07	1.50	5.61
2002	451,275,463	21,510,067	20.98	19.18	.43	.68	1.11	5.11
2003	522,941,279	21,736,777	24.06	23.74	.38	.81	1.19	5.84
2004	618,887,401	21,979,676	28.16	25.78	.44	.88	1.32	5.40
2005	761,913,652	21,621,072	35.24	32.34	.56	1.22	1.78	5.90
2006	812,047,239	22,180,867	36.61	33.46	.47	3.33	3.80	11.26
Sept. 30, 2007	984,227,568	21,727,480	45.30	40.34	.29	.10	.39	—

*	Adjusted for 3-for-2 stock split effected in October 2000.
**	The Annual Rate of Distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.

Common Stock

Listed on the New York Stock Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the heading “Financial Reports”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at http//www.sec.gov.

PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share
Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share
Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share
Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.